Muzinich Low Duration Fund (the “Fund”),
a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated April 30, 2025 to the Summary Prospectus dated April 30, 2025
Until further notice, Institutional Shares of the Muzinich Low Duration Fund are not available.

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Please retain this supplement with your Summary Prospectus.